UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2024

STAG INDUSTRIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On April 29, 2024, STAG Industrial, Inc. (the “Company”) held its annual meeting of stockholders. The matters on which the stockholders voted, in person or by proxy, were:
1.the election of 10 directors to hold office until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
2.the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
3.the approval, by non-binding vote, of the Company’s executive compensation; and
4.the recommendation, by non-binding vote, on the frequency of executive compensation votes.
The 10 nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved, the Company’s executive compensation was approved, and one year was the frequency of executive compensation votes recommended by the stockholders. The results of the voting were as follows:
Proposal 1: Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin S. Butcher	145,273,627	3,044,913	169,777	14,507,353
Jit Kee Chin	147,109,316	1,222,281	156,720	14,507,353
Virgis W. Colbert	140,205,119	8,118,383	164,815	14,507,353
William R. Crooker	145,692,207	2,626,815	169,295	14,507,353
Michelle Dilley	141,179,274	7,159,043	150,000	14,507,353
Jeffrey D. Furber	142,184,829	6,133,066	170,422	14,507,353
Larry T. Guillemette	143,000,213	5,316,803	171,301	14,507,353
Francis X. Jacoby III	137,853,629	10,458,492	176,196	14,507,353
Christopher P. Marr	116,283,391	32,025,188	179,738	14,507,353
Hans S. Weger	143,061,755	5,254,427	172,135	14,507,353
Proposal 2: Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,092,102	3,708,577	194,991	—
Proposal 3: Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,579,529	3,544,040	364,748	14,507,353
Proposal 4: Recommendation on the Frequency of Executive Compensation Votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
143,492,031	267,684	4,356,743	371,859	14,507,353

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: April 30, 2024